                                  UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported) September 25, 2002


                              SARA LEE CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          Maryland                         1-3344                        36-2089049
          --------                         ------                        ----------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer Identification
      of Incorporation                                                    Number)

            Three First National Plaza, Chicago, Illinois 60602-4260
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 726-2600
                                                           --------------

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Item 9.    Regulation FD Disclosure
           ------------------------

          On September 25, 2002, C. Steven McMillan, Chairman of the Board, President and Chief Executive Officer of Sara Lee Corporation, and L.M. (Theo) de Kool, Executive Vice President and Chief Financial Officer of Sara Lee Corporation, delivered to the Secretary of the Securities and Exchange Commission statements under oath regarding facts and circumstances relating to Sara Lee's Annual Report on Form 10-K for the fiscal year ended June 29, 2002. The statements have been delivered in accordance with Securities and Exchange Commission Order No. 4-460 (issued on June 27, 2002), and the published Statement of the Staff of the Securities and Exchange Commission (dated July 29,
2002). Copies of the statements are attached to this Current Report as Exhibits
99.1 and 99.2. The filing of these sworn statements with this Current Report should not be considered as implying that Sara Lee considers these documents to be material in nature. Sara Lee notes that the statements will be published by the Commission on its Web site, at www.sec.gov.

Item 7(c). Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

          The following documents are filed as exhibits to this current report:

          Exhibit 99.1 Statement Under Oath of Principal Executive Officer
                       Regarding Facts And Circumstances Relating To Exchange Act Filings

          Exhibit 99.2 Statement Under Oath of Principal Financial Officer
                       Regarding Facts And Circumstances Relating To Exchange Act Filings

                                   SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2002

                                          SARA LEE CORPORATION
                                          --------------------
                                          (Registrant)

                                          By: /s/ Wayne R. Szypulski
                                              ----------------------
                                              Senior Vice President - Controller